UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Earliest Event Reported: December 29, 2000

                           LAHAINA ACQUISITIONS, INC.
             (Exact Name of Registrant as specified in its Charter)

                          Commission File No. 0-27480

      Colorado                                                     84-1325695
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  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                           Identification No.)

                        5895 Windward Parkway, Suite 220
                           Alpharetta, Georgia 30005
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          (Address of Principal Executive Offices, including Zip Code)

                                 (770) 754-6140
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report)

                                   Copies to:

                           Robert E. Altenbach, Esq.
                                 Kutak Rock LLP
                                   Suite 2100
                           235 Peachtree Street, N.E.
                             Atlanta, Georgia 30303
                                 (404) 222-4600

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Item 2. Acquisition or Disposition of Assets.

     (A) On December 29, 2000 the Registrant  acquired the personal residence of
L. Scott Demerau, Chairman and Chief Executive Officer, and his wife in a transaction totaling $8,000,000. The price paid for the property was based upon an independent appraisal. The property has been leased at an annual rent of $300,000 to a third party who is negotiating a sub-lease to the seller.

     Payment consisted of the assumption of a $2,500,000 first mortgage, issuance of $1,650,000 of preferred stock, a two year promissory note of about $400,000 and various assets of the Registrant.

     The preferred stock issued is a newly authorized Series B Preferred Stock. There are 2,000,000 shares of no par value Series B Preferred authorized. The preferred stock earns dividends at 4% for the first two years, 6% for the next two years and 7.5% thereafter. The preferred stock may be converted into Common Stock at $1.00 per share at the option of the holder, as long as all shares of the Series B Preferred held by the holder are converted.

     (B) On January 2, 2001, a bank acquired property of the Registrant in a foreclosure auction. The property, historically referred to as "Peachtree Industrial Boulevard" was recorded in the accounts of Registrant at an approximate total cost of $2,800,000 at the date of the sale. The outstanding
balance  of  the  debt  and  accrued  interest  was  approximately   $2,800,000.

     Registrant anticipates no material impact on results of operations or financial position either for the year ending September 30, 2000 or for the quarter ending December 31, 2000.


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                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 LAHAINA ACQUISITIONS, INC.
January 5, 2001
                                                 /s/ L. Scott Demerau
                                                 -------------------------------
                                                 L. Scott Demerau, President and
                                                 Chief Executive Officer